UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 3, 2023
(June 30, 2023)

Name of Registrant, State of Incorporation, Address Of Principal Executive Offices, Telephone Number, Commission File No., IRS Employer Identification No.

PNM Resources, Inc.
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-32462
IRS Employer Identification No. - 85-0468296

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
PNM Resources, Inc.	Common Stock, no par value	PNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry Into a Material Definitive Agreement

On June 30, 2023, PNM Resources, Inc., a New Mexico corporation (“PNMR”), entered into a $500 million term loan agreement (the “PNMR 2023 Term Loan”) among PNMR, the lenders party thereto and Wells Fargo Bank, National Association (“Wells Fargo”), as Administrative Agent. The PNMR 2023 Term Loan is effective as of June 30, 2023 and has a maturity date of June 30, 2026. PNMR used the proceeds to prepay without penalty $500 million of existing indebtedness pursuant to PNMR’s $1 billion Amended and Restated Term Loan, dated May 20, 2022, among PNMR, the lenders party thereto, and Wells Fargo.

PNMR must pay interest on its borrowing under the PNMR 2023 Term Loan and must repay all amounts on or before the maturity date.

The PNMR 2023 Term Loan includes customary covenants, including a covenant that requires the maintenance of a consolidated debt-to-consolidated capitalization ratio of less than or equal to 0.70 to 1.00. The PNMR 2023 Term Loan also includes customary events of default, a cross default provision, and a change of control provision. If an event of default occurs, Wells Fargo may declare the obligations outstanding under the PNMR 2023 Term Loan to be due and payable. Such acceleration will occur automatically in the event of an insolvency or bankruptcy default.

The PNMR 2023 Term Loan provides that substantially concurrently with the consummation of the transactions set forth in the Agreement and Plan of Merger (as amended by the Amendment to Merger Agreement dated as of January 3, 2022, Amendment No. 2 to the Merger Agreement dated as of April 12, 2023, and Amendment No. 3 to the Merger Agreement dated as of June 19, 2023, the “Merger Agreement”), PNMR will assign to Avangrid, Inc. (“Avangrid”), a New York corporation, all of its rights, duties, obligations and liabilities under the PNMR 2023 Term Loan and Avangrid will assume from PNMR, as its direct and primary obligation, the payment and performance of all the duties, liabilities and obligations of PNMR under the PNMR 2023 Term Loan pursuant to an amendment and restatement of the PNMR 2023 Term Loan in the form of an amended and restated term loan agreement attached to the PNMR 2023 Term Loan.

The above description of the PNMR 2023 Term Loan is not complete and is qualified in its entirety by reference to the entire PNMR 2023 Term Loan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Wells Fargo and the other lenders perform normal banking (including as lenders under other facilities) and investment banking and advisory services from time to time for PNMR and its affiliates, for which each receives customary fees and expenses.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in Item 1.01 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Term Loan Agreement, dated as of June 30, 2023, by and among PNM Resources, Inc., the lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent
104	Cover page in Inline XBRL format

Forward-Looking Statements
Statements made in this Current Report on Form 8-K for PNMR that relate to future events or expectations, projections, estimates, intentions, goals, targets, and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally include statements regarding the potential transaction between PNMR and Avangrid, including any statements regarding the expected outcome of the appeal, the timetable for completing the potential Merger, the ability to complete the potential Merger, the expected benefits of the potential Merger, and any other statements regarding PNMR’s and Avangrid’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates and apply only as of the date of this report. Neither Avangrid nor PNMR assumes any obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, Avangrid and PNMR caution readers not to place undue reliance on these statements. Avangrid’s and PNMR’s business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond its control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see PNMR’s Form 10-K and Form 10-Q filings and the information filed on PNMR’s Forms 8-K with the Securities and Exchange Commission (the “SEC”), which factors are specifically incorporated by reference herein and the risks and uncertainties related to the proposed Merger with Avangrid, including, but not limited to: (i) the expected timing and likelihood of completion of the pending Merger, including the timing, receipt and terms and conditions of any remaining required governmental and regulatory approvals of the pending Merger that could reduce anticipated benefits or cause the parties to abandon the transaction, (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (iii) the risk that the parties may not be able to satisfy the conditions to the proposed Merger in a timely manner or at all, and (iv) the risk that the proposed transaction could have an adverse effect on the ability of PNMR to retain and hire key personnel and maintain relationships with its customers and suppliers, and on its operating results and businesses generally. Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: July 3, 2023	/s/ Henry E. Monroy
Henry E. Monroy
Vice President and Corporate Controller
(Officer duly authorized to sign this report)